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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 25, 1998


                         ALLIANCE FINANCIAL CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          NEW YORK                        0-15366                 16-1276885
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)     (I.R.S. Employer
of Incorporation)                                            Identification No.)


   65 MAIN STREET, P.O. BOX 5430, CORTLAND, NEW YORK             13045-5430
   -------------------------------------------------             ----------
      (Address of principal executive offices)                   (Zip code)


                      CORTLAND FIRST FINANCIAL CORPORATION
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

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     On December 1, 1998, Alliance Financial Corporation (the "Registrant")
filed a Current Report on Form 8-K (the "Form 8-K") with the Securities and Exchange Commission to report the consummation of a merger (the "Merger") between Oneida Valley Bancshares, Inc. ("Oneida Valley") and the Registrant, which was previously named Cortland First Financial Corporation ("Cortland First"). This Amendment No. 1 to the Form 8-K is being filed to include certain historical financial statements of Oneida Valley and pro forma financial information of the combined entity.


Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)  Financial Statements of Oneida Valley.

     The audited financial statements of Oneida Valley for the years ended December 31, 1995, 1996 and 1997 and unaudited financial statements of Oneida Valley for the nine months ended September 30, 1997 and September 30, 1998 set forth on Exhibit 99.1 hereto are incorporated herein by reference.

(b)  Pro Forma Financial Information.

     The unaudited pro forma financial information of the combined entity for the years ended December 31, 1995, 1996 and 1997 and for the nine months ended September 30, 1997 and September 30, 1998 set forth on Exhibit 99.2 hereto is incorporated herein by reference.

(c)   Exhibits.

              Exhibit No.                        Description
              -----------                        -----------

                 23.1               Consent of PricewaterhouseCoopers LLP

                 99.1               Financial Statements of Oneida Valley

                 99.2               Pro Forma Financial Information




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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 ALLIANCE FINANCIAL CORPORATION


                                 By: /s/ DAVID R. ALVORD
                                     -------------------
                                 Name: David R. Alvord
                                 Title: President and Co-Chief Executive Officer